Exhibit 10.26AG

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

THIRTY-EIGHTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Thirty-eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. The effective date of this Amendment is the date last signed below (the “Amendment Effective Date”).

1.

Customer desires to use and CSG agrees to provide to Customer, for Customer’s Connected Subscribers, CSG’s Lockbox Processing Reconciliation Services, as described herein, under the Agreement.  Therefore, upon execution of this Amendment the following changes are hereby made to the Agreement:

a)	Schedule C, “Recurring Services,” of the Agreement shall be amended to include the following:

Lockbox Processing Reconciliation Services…………………………………………….Exhibit C-3(h)

b)	Schedule C of the Agreement, entitled “Recurring Services” of the Agreement shall be amended to add the following under “Recurring Services Description”:

Lockbox Processing Reconciliation Services.  CSG shall provide Customer with reconciliation services to settle Customer’s Connected Subscribers’ accounts following receipt by Customer of payments from Connected Subscribers via a lockbox.

c)

Schedule C of the Agreement, entitled “Recurring Services” of the Agreement shall be amended to add Exhibit C-3(h), “Lockbox Processing Reconciliation” to “Exhibit C-3, “Financial Services” in the form attached as Attachment A, hereto, including various Attachments attached thereto.

[Signature Page Follows]

Exhibit 10.26AG

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Amendment Effective Date (defined above).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: SVP – Billing Strategy and Operation	Title: Gregory L. Cannon
Name: Mike Ciszek	Name: SVP, General Counsel & Secretary
Date: 2/6/2020	Date: Feb 10, 2020

Exhibit 10.26AG

ATTACHMENT A

Exhibit C-3(h)

Lockbox Processing Reconciliation

1.Lockbox Processing Reconciliation. Lockbox Processing Reconciliation Services.  CSG shall provide Customer with reconciliation services to settle Customer’s Connected Subscribers’ accounts following receipt by Customer of payments from Connected Subscribers via a lockbox, as more particularly described in Schedule A to this Exhibit C-3(h).

2.Requirements. CSG shall provide and Customer shall consume the Services as provided in and pursuant to Schedule A.

3.Termination of Lockbox Processing Reconciliation Services.  Customer shall have the right, [** *** **** ********** *** ** *** ****], to [********* ** *********** *** ** ***] Lockbox Processing Reconciliation Services by providing written notice to CSG [*** **** **** ****** (**) **** ***** ** **** ***********] or [**************] (email is sufficient).  Upon receipt of such notice, CSG shall [*********** *****] its provision of the Lockbox Processing Reconciliation Services to Customer pursuant to the written notice.

Exhibit 10.26AG

SCHEDULE A

1.	Definitions (as relates to this Schedule A)

1.1	“Bill” means a bill or invoice for the payment of goods and/or services sold, licensed or otherwise supplied by Customer for Connected Subscribers.
1.2	“Payment File” means a payment file prepared by Customer and containing Bill payment information.

2.	Customer’s Obligations.
2.1	Customer shall receive payments and payment information from Connected Subscribers.
2.2

Customer shall provide a Payment File to CSG in accordance with the format provided in Exhibit 1, attached hereto; Customer shall not provide an unformatted empty (zero records) Payment File to CSG at any time.

2.3

Customer agrees to provide accurate complete content to CSG in the Payment File.  Customer is responsible to CSG for provision of accurate and complete content in the Payment File format provided in Exhibit 1.  To the extent the content of the data in any Payment File provided to CSG by Customer is inaccurate or incomplete, CSG shall have no liability to Customer as it relates to such Payment File.

2.4

Customer agrees to be set up to receive the Confirmation Emails from CSG.  Customer shall review and validate the information provided in each Confirmation Email (as defined in Section 3.3 below and Exhibit 2 – “Lockbox Confirmation Email,” attached hereto) sent by CSG.  Any errors identified by Customer shall be reported to CSG's International Service Desk (“ISD”), as directed below, within [*** (*) ****] of receipt of the Confirmation Email.  CSG shall not be responsible for errors not timely reported by Customer as provided herein.

2.5

Customer shall have adequately trained personnel available to resolve any Payment File issues or questions from the time a daily Payment File is submitted to CSG up to the time that a Confirmation Email is provided by CSG to Customer.

2.6	Customer will adhere to CSG’s file naming conventions and data security requirements at all times.
2.7

In the event Customer fails to perform any of its obligations under this Schedule A, Customer shall reimburse CSG at the then-current Technical Services Hours fees for any and all time spent by CSG resolving the Payment File and/or billing issues that are the result of acts or omissions of Customer.  Charges will apply in the event that CSG is required to engage resources other than normal processing resources for resolution of any such Payment File issues.  For purposes of this Section 2.7 "resources" shall include, but are not limited to, CSG’s operations, development and implementation, and testing resources.

3.	CSG’s Obligations.
3.1

CSG shall post all Bill payment information and other data and information contained in the Payment Files to the CSG billing system for Customer’s database on the day such Payment File is received, provided that the Payment File is received prior to CSG’s cutoff time.  If a Payment File is received after the CSG cutoff time, the payment information and other data and information contained in such Payment File will post the next day.

3.2	CSG shall not amend, rectify, or delete any data or information contained in any Payment File without written instruction to do so from Customer.
3.3	CSG shall send Customer a confirmation email with the dollar amount of successfully posted transactions (the “Confirmation Email”), as specified in Exhibit 2.

4.	Additional Term:
4.1

Payment information shall be provided by Customer to CSG in the format provided in Exhibit 1, attached hereto.  Customer shall be responsible for certifying with CSG that its payment information file is consistent with the defined CSG Lockbox Format described in Exhibit 1.  If CSG, in its sole discretion, makes changes to the Lockbox Format described in Exhibit 1, CSG will provide Customer [***** (*) ******] prior written notice (email is sufficient) of such Lockbox Format change and Customer will be solely responsible to modify and recertify that its payment information shall be provided in accordance with the revised Lockbox Format.

Exhibit 10.26AG

Exhibit 1

to

Schedule A

Lockbox Format

LOCKBOX PAYMENT HEADER
field level / name	picture	start pos	end pos	length	Comments
~~***** ****~~ ****** ****** ****	**	*	*	*

**** **** **** **** **** *** ******* ******* ********** * ******* ********* ******* ***** *** ***** ********** ********* ************ *** ******* ***** ** ******* ** *** *** **** *** **** ***** ** (******* ******* *****)

*** ********* **** ********** *** ******* ********** **** *** *** *** ** ****** ******* ***** ** *** *** **** *** *******

* ***(*}

$*{****

***** *****	*	*	*	*	**** **** *** ******* ***** ** *******
***** ***	*	*	*	*
***** *******	*	*	*	*
**********	*	*	*	*
******* ****	**	**	**	*	********* ** ******** ******* *** ******** ******* **** ** ** ******** ******** ** **** *** ******* ********** **** ***** **** *****
*****************	**	**	**	*	****** * **** ***** ****** * ********** ***** * * * ******* ** ********** *****
******	**	**	***	***

Exhibit 10.26AG

LOCKBOX PAYMENT DETAIL
field level / name	picture	start pos	end pos	length	Comments
~~***~~ ******************	**	*	*	*	**** ***** **** ** *** ** *** ** *** ****** ********
***	*	*	*	*	************** *** *** ******* ******** ***** *** ******** ****** *** *** ******** ** ****
****	*	*	*	*
*****	*	**	**	*
~~*********** ****~~ **************	**	**	**	**
*********** *****	*	**	**	*	**** **** *** *********** *** **********
*********** ***	*	**	**	*
*********** *******	*	**	**	*
*********** ****	*	**	**	*
*********** ***	*	**	**	**	*** **** * ****** **** ***** *** ***** *** *** ***** ******* ** *** *******
~~*********** **~~ *********** ****	**	**	**	*	* * ******* *********** ******* *** ******** ******* **** ** ** ******** ******** ** **** *** ***** ********** **** ***** **** *****
*********** ******** ******	**	**	**	*	***** ** *********** **** *** *********** ***** *** ***** *** ***** ***** ******* ****** ** ******** ****** *** ****** ******* ******
*********** ***** **	**	**	**	*
************* **** *	**	**	**	**	***** *** ****** *** ********* ** *** ******** **** ** ****** ** ***** *** ******* ** **** *** ** ******* ******** **** **** **** ** ******** ** *** ******** *******
************* **** *	**	**	**	**
******** ****	**	**	***	**

******** ***** **** *** **** *** ** ** ***** *** ********** *****  ** ***** ** **** ** **** ****** ** **** ** ******** ** *** ******** *******  ** **** ***** ** *** ******** ** ***** ** ** ****** **** *** *******

Exhibit 10.26AG

LOCKBOX PAYMENT DETAIL
field level / name	picture	start pos	end pos	length	Comments
******** ****** ****	**	***	***	*

******** ***** **** *** **** *** ** ** ***** * ****** ****** *****  ** ***** ** **** ** **** ****** ** **** ** ******** ** *** ******** *******  *** **** ***

******** *** ****** ****** ****** **** **** ** ******** *** ********** ** *** *******  ** **** ***** ** *** ******** ** ***** ** ** ****** **** *** *******

******	**	***	***	**	**** ** ******

LOCKBOX PAYMENT TRAILER
field level / name	picture	start pos	end pos	length	Comments
******* ****** ****	**	*	*	*	******** *** ** ******** ******* *******
****** *****	*	*	**	*	******** * ****** ***** *** *** ****** ** ****** ******* **** *** ** *** ******
****** *** ******	*	**	**	**	*** ************ ****** **** ** ******* ** **** ***** ** * *** ** *** ** *** ****** ****** ********
******	**	**	***	***	**** ** ******

Exhibit 10.26AG

Exhibit 2

to

Schedule A

Lockbox Confirmation Email

CSG will provide file confirmation emails to Customer:

1.

CSG requires Customer to be set up to receive file confirmation emails from CSG.  When Customer transmits a file and it is successfully received and processed by CSG, a confirmation email will be automatically sent to Customer's specified email address.  The subject line of the email will be: “CSG LOCKBOX FILE CONFIRMATION.”

Each confirmation email will have a confirmation document attached in Notepad format.

2.	The purpose of the confirmation email is to provide Customer with the ability to supervise its file after the file has been transmitted.

3.	An individual file will be made up of one (1) or more batches. When received, the confirmation email will provide the following information for each batch within a processed file:
•	The SPA assigned to the batch
•	whether the entire batch was accepted or rejected
-	a reject reason will be provided for any rejected batch
•	total dollar amount of a rejected batch
•	total dollar amount of accepted items within an accepted batch
-	individual items of an accepted batch can be rejected; when that occurs the totals of those items do not show in the total for the batch

4.	The confirmation email will also provide the total dollar amount of all (i) accepted payment and (ii) returned batches. The totals for any rejected batches will not show in the overall totals.

5.	Every confirmation email will contain the following ending statement:

“IF YOU HAVE QUESTIONS REGARDING THE CONTENTS OF THIS EMAIL,  CONTACT THE CSG  ISD AT 1-888-ASK-1CSG; REFERENCE JOB CAD1AA.”

[Note: Customer shall be assigned a unique CAD1 job name that will be provided in the confirmation email.]

6.	If a file is transmitted and processed at CSG successfully, Customer will receive the confirmation email within [****** (**) *******] of transmission.

7.

If Customer does not receive a confirmation email within such [****** (**) ******] time period, Customer should contact the ISD and provide the designated CAD1 job name.  The ISD will open a priority 2 ITSM incident and the CSG Financial Services on-call team will be paged.

8.	The CSG Financial Services on call team will assess the situation to determine what 2nd level team(s) to engage.